EXECUTION COPY

February 15, 2007

Och-Ziff Capital Management Group, LLC
Attention: Joel M. Frank, David Stonehill
9 West 57th St., 39th floor
New York, NY 10019

Glenview Capital Management, LLC
Attention: Mark Horowitz
767 Fifth Avenue, 44th Floor
New York, NY 10153

Dear Joel, David and Mark,

        Article VI of the Securities Purchase Agreement by and among Boulder Specialty Brands, Inc. (“Boulder”) and the Investors listed therein, dated September 25, 2006 (the “Purchase Agreement”), sets forth various provisions regarding the termination of the Purchase Agreement. One such event is if the Closing has not occurred on or before February 16, 2007 (the “Final Termination Date”) and Boulder and the Requisite Investors have not agreed on an extension to the Final Termination Date. In light of recognized delays in obtaining SEC approval of the Proxy Statement, and as contemplated and permitted by subsection 6.1(i) of the Purchase Agreement, Boulder hereby agrees to, and requests that the Requisite Investors execute this letter agreement as confirmation of its agreement to, extend the Final Termination Date to May 31, 2007, and therefore to amend subsection 6.1(i) of the Purchase Agreement by substituting “February 16, 2007” with “May 31, 2007". In addition, the parties further agree to amend subsection 6.1(iii)(B) of the Purchase Agreement by substituting “January 10, 2007” with “May 7, 2007” and “January 5, 2007” with “April 30, 2007".

Notwithstanding the new May 31, 2007 Final Termination Date and the new May 7, 2007 and April 30, 2007 dates relevant to Section 6.1(iii)(B) of the Purchase Agreement, as described above, Boulder and the undersigned Requisite Investors agree that the Final Termination Date and each of the applicable dates relevant to Section 6.1(iii)(B) shall automatically extend beyond May 31, 2007, May 7, 2007 and April 30, 2007, respectively, by the same number of days as the delivery of the December 31, 2006 audited financial statements of GFA Holdings, Inc. to Boulder extends beyond March 16, 2007; provided, however, that the new May 31, 2007 Termination Date under Section 6.1(i) of the Purchase Agreement shall not extend beyond June 30, 2007 and the new April 30, 2007 and May 7, 2007 dates relevant to Section 6.1(iii)(B) of the Purchase Agreement shall not extend beyond May 18, 2007 and May 25, 2007, respectively.

Extension Letter
February 15, 2007

        Capitalized terms used but not defined in this letter agreement shall have the respective meanings assigned to such terms in the Purchase Agreement.

        If the undersigned Requisite Investors are agreeable to the contents of this letter agreement, please execute the acknowledgement and agreement set forth below. Although not legally required, as previously discussed, we have also provided space below for the consent of all of the other Investors to this letter agreement. Finally, by executing below, you acknowledge and consent to the amendments that have been made to the Agreement and Plan of Merger and to the Debt Commitment Letter with Bank of America and Banc of America Securities, copies of which are attached hereto. Should you have any questions regarding this letter, please feel free to contact me directly.

Very truly yours,
BOULDER SPECIALTY BRANDS, INC.
By: /s/ Stephen B. Hughes
Stephen B. Hughes, Chairman and CEO
cc:	O’Melveny & Myers LLP Times Square Tower 7 Times Square New York, NY, 10036

Extension Letter
February 15, 2007

ACKNOWLEDGEMENT AND AGREEMENT
OF REQUISITE INVESTORS TO LETTER AGREEMENT

REQUISITE INVESTORS:

OZ MASTER FUND, LTD.

By:    OZ Management, L.L.C., its Investment Manager

By:   /s/ Joel Frank
        Name:  Joel Frank
        Title:  Chief Financial Officer

OZ Global Special Investments Master Fund, L.P.

By:    OZ Management, L.L.C., its Investment Manager

By:  /s/ Joel Frank
        Name:  Joel Frank
        Title:  Chief Financial Officer

GPC LVII, LLC

By:    OZ Management, L.L.C., its Investment Manager

By:  /s/ Joel Frank
        Name:  Joel Frank
        Title:  Chief Financial Officer

Fleet Maritime, Inc.

By:    OZ Management, L.L.C., its Investment Manager

By:  /s/ Joel Frank
        Name:  Joel Frank
        Title:  Chief Financial Officer

Extension Letter
February 15, 2007

REQUISITE INVESTORS:

Glenview Capital Partners, L.P.

By:    Glenview Capital Management, LLC its investment manager

By:  /s/ Richard Barrera
        Name:  Richard Barrera
        Title:  Managing Member

Glenview Institutional Partners, L.P.

By:    Glenview Capital Management, LLC its investment manager

By:  /s/ Richard Barrera
        Name:  Richard Barrera
        Title:  Managing Member

GCM Little Arbor Partners, L.P.

By:    Glenview Capital Management, LLC its investment manager

By:  /s/ Richard Barrera
        Name:  Richard Barrera
        Title:  Managing Member

GCM Little Arbor Institutional Partners, L.P.

By:    Glenview Capital Management, LLC its investment manager

By:  /s/ Richard Barrera
        Name:  Richard Barrera
        Title:  Managing Member

GCM Little Arbor Master Fund Ltd.

By:    Glenview Capital Management, LLC its investment manager

By:  /s/ Richard Barrera
        Name:  Richard Barrera
        Title:  Managing Member

Extension Letter
February 15, 2007

Glenview Capital Master Fund Ltd.

By:    Glenview Capital Management, LLC its investment manager

By:  /s/ Richard Barrera
        Name:  Richard Barrera
        Title:  Managing Member